ITEM 77Q(1)(a) ? COPIES
OF ALL MATERIAL
AMENDMENTS TO THE
REGISTRANT?S
CHARTER OR BY-LAWS


MONEY MARKET
OBLIGATIONS TRUST
Amendment No. 45
to the
Amended & Restated
DECLARATION OF
TRUST

Dated October 3, 1988


THIS Declaration of Trust is
amended as
follows:

	Strike the first
paragraph of Section 5 of
Article III from the
Declaration of Trust and
substitute in its place the
following:

       Section 5.
Establishment and
Designation of Series or
Class. Without limiting the
authority of the Trustees set
forth in Article XII, Section
8, inter alia, to establish and
designate any additional
series or class or to modify
the rights and preferences of
any existing Series or Class,
the initial series and classes
shall be, and are established
and designated as:

Federated Automated
Cash Management Trust
Cash II Shares
Class R Shares
Service Shares
Federated Automated
Government Cash
Reserves
Service Shares
Federated California
Municipal Cash Trust
Capital Shares
Cash II Shares
Cash Series Shares
Institutional Shares
Investment Shares
Service Shares
Federated Capital
Reserves Fund
Federated Connecticut
Municipal Cash Trust
Cash Series Shares
Service Shares
Federated Florida
Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Federated Georgia
Municipal Cash Trust
Federated Government
Obligations Fund
Capital Shares
Cash II Shares
Cash Series Shares
Institutional Shares
Premier Shares
Service Shares
Trust Shares
Federated Government
Obligations Tax Managed
Fund
Automated Shares
Institutional Shares
Service Shares
Federated Government
Reserves Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class P Shares
Federated Liberty U.S.
Government Money
Market Trust
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Federated Massachusetts
Municipal Cash Trust
Cash Series Shares
Service Shares
Federated Master Trust
Federated Michigan
Municipal Cash Trust
Institutional Shares
Service Shares
Federated Minnesota
Municipal Cash Trust
Cash Series Shares
Institutional Shares
Federated Money Market
Management
Capital Shares
Eagle Shares
Institutional Shares
Service Shares
Federated Municipal
Obligations Fund
Capital Shares
Cash II Shares
Cash Series Shares
Institutional Shares
Investment Shares
Service Shares
Trust Shares
Federated Municipal
Trust
Federated New Jersey
Municipal Cash Trust
Cash Series Shares
Institutional Shares
Service Shares
Federated New York
Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Service Shares
Federated North Carolina
Municipal Cash Trust
Federated Ohio Municipal
Cash Trust
Cash II Shares
Institutional Shares
Service Shares
Federated Pennsylvania
Municipal Cash Trust
Cash Series Shares
Institutional Shares
Service Shares



Federated Prime Cash
Obligations Fund
Automated Shares
Capital Shares
Cash II Shares
Cash Series Shares
Class R Shares
Institutional Shares
Service Shares
Trust Shares
Federated Prime
Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Trust Shares
Federated Prime Value
Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Federated Tax-Free
Obligations Fund
Institutional Shares
Service Shares
Federated Tax-Free Trust
Federated Treasury
Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Trust Shares
Federated Trust for U.S.
Treasury Obligations
Cash II Shares
Cash Series Shares
Institutional Shares
Federated U.S. Treasury
Cash Reserves
Institutional Shares
Service Shares
Federated Virginia
Municipal Cash Trust
Cash Series Shares
Institutional Shares
Service Shares
Tax-Free Money Market
Fund
Investment Shares
Service Shares



	The undersigned,
President, hereby certifies
that the above-stated
Amendment is a true and
correct Amendment to the
Declaration of Trust, as
adopted by the Board of
Trustees by on 14th day of
May, 2015.

	WITNESS the due
execution hereof
this 18th day of
May, 2015.




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